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                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C.  20549

                              ----------------

                                  FORM 8-K

                               CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of
                     the Securities Exchange Act of 1934

                              ----------------

       Date of Report (Date of earliest event reported):  June 2, 1994

                            UNITED AIR LINES, INC
           (Exact name of registrant as specified in its charter)


         Delaware                       33-21220                 36-2675206
      (State or other            (Commission File Number)      (IRS Employer
jurisdiction of incorporation)                               Identification No.)

                          1200 East Algonquin Road
                     Elk Grove Township, Illinois  60007
                  (Address of principal executive offices)

                               P.O. Box 66919
                          Chicago, Illinois  60666
                              (Mailing Address)

     Registrant's telephone number, including area code:  (312) 952-4000


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Item 5.  Other Events
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          On June 2, 1994, the Registrant's parent company, UAL Corporation
(the "Company"), entered into an amendment to the Agreement and Plan of Recapitalization, dated as of March 25, 1994 (the "Amendment to the Recapitalization Agreement"), with the Air Line Pilots Association, International UAL-MEC and the International Association of Machinists and Aerospace Workers, amending the Recapitalization Agreement initially executed on March 25, 1994 (the "Initial Recapitalization Agreement") and certain Schedules and Exhibits thereto. Capitalized terms used but not defined herein shall have the meaning ascribed to such terms in the Amended and Restated Agreement and Plan of Recapitalization, dated as of March 25, 1994, a copy of which is attached hereto as Exhibit A to the Amendment to the Recapitalization Agreement and incorporated herein by reference. The Initial Recapitalization Agreement was filed as part of the Company's Current Report on Form 8-K dated March 28, 1994. A copy of the Amendment to the Recapitalization Agreement and all the Exhibits thereto were attached as Exhibit 10.1 to the Company's Current Report on Form 8-K dated June 3, 1994 and are incorporated herein as an Exhibit.
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Item 7.  Financial Statements and Exhibits
         ---------------------------------
         (c)  Exhibits

          Exhibit No.                          Description
          -----------                          -----------

              10.1 Amendment (the "Amendment") dated as of June 2, 1994 to the Agreement and Plan of Recapitalization, dated as of March 25, 1994, among UAL Corporation, Air Line Pilots Association, International UAL-MEC and the International Association of Machinists and Aerospace Workers. The Amendment including all Exhibits thereto was filed as Exhibit 10.1 to UAL's Corporation's (File No. 1-6033) Current Report on Form 8-K, dated June 3, 1994 and is incorporated herein by reference. The documents listed below are attached as Exhibits A through S to the Amendment:

                              Exhibit A -   The Plan of Recapitalization
                              Exhibit B -   The Restated Certificate
                              Exhibit C -   The Deposit Agreement
                              Exhibit D -   Officers' Certificate
                              Exhibit E -   The ESOP Trust
                              Exhibit F -   The ESOP
                              Exhibit G -   The Supplemental ESOP
                              Exhibit H -   The Supplemental ESOP Trust
                              Exhibit I -   The ESOP Stock Purchase Agreement
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                              Exhibit J -   The Class Pilot MEC Junior
                                            Preferred Stock Subscription
                                            Agreement
                              Exhibit K -   The Class IAM Junior Preferred
                                            Stock Subscription Agreement
                              Exhibit L -   The Class SAM Preferred Stock
                                            Subscription Agreement
                              Exhibit M -   Adjusted Percentage Table
                              Exhibit N -   The Amendment to the 1988
                                            Restricted Stock Plan
                              Exhibit O -   The Amendment to the Incentive
                                            Compensation Plan
                              Exhibit P -   Restatement of the ALPA Labor
                                            Agreement
                              Exhibit Q -   The Class I Preferred Stock
                                            Shareholders' Agreement
                              Exhibit R -   The Class SAM Preferred
                                            Stockholders' Agreement
                              Exhibit S -   The First Refusal Agreement
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SIGNATURES
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          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                              UNITED AIR LINES, INC.


                              By:   /s/John C. Pope
                                    --------------------------
                                    Name:  John C. Pope
                                    Title: President and Chief
                                            Operating Officer



Dated: June 2, 1994
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                               INDEX TO EXHIBITS
                               -----------------

Exhibit Number                                  Description
- - --------------                                  -----------

     10.1 Amendment(the "Amendment") dated as of June 2, 1994 to the Agreement and Plan of Recapitalization, dated as of March 25, 1994, among UAL Corporation, Air Line Pilots Association, International UAL-MEC and the International Association of Machinists and Aerospace Workers. The Amendment including all Exhibits thereto was filed as Exhibit 10.1 to UAL's Corporation's (File No. 1-6033) Current Report on Form 8-K, dated June 3, 1994 and is incorporated herein by reference. The documents listed below are attached as Exhibits A through S to the Amendment:

                              Exhibit A -   The Plan of Recapitalization
                              Exhibit B -   The Restated Certificate
                              Exhibit C -   The Deposit Agreement
                              Exhibit D -   Officers' Certificate
                              Exhibit E -   The ESOP Trust
                              Exhibit F -   The ESOP
                              Exhibit G -   The Supplemental ESOP
                              Exhibit H -   The Supplemental ESOP Trust
                              Exhibit I -   The ESOP Stock Purchase Agreement
                              Exhibit J -   The Class Pilot MEC Junior Preferred
                                            Stock Subscription Agreement
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                              Exhibit K -   The Class IAM Junior Preferred Stock
                                            Subscription Agreement
                              Exhibit L -   The Class SAM Preferred Stock
                                            Subscription Agreement
                              Exhibit M -   Adjusted Percentage Table
                              Exhibit N -   The Amendment to the 1988 Restricted
                                            Stock Plan
                              Exhibit O -   The Amendment to the Incentive
                                            Compensation Plan
                              Exhibit P -   Restatement of the ALPA Labor
                                            Agreement
                              Exhibit Q -   The Class I Preferred Stock
                                            Shareholders' Agreement
                              Exhibit R -   The Class SAM Preferred
                                            Stockholders' Agreement
                              Exhibit S -   The First Refusal Agreement
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                                  Exhibit 10.1
                                       to
                                    Form 8-K
                          (incorporated by reference)